Exhibit 10.1

SEVENTH AMENDMENT dated as of March 19, 2020 between HONDA CANADA FINANCE INC., a Canada corporation (the “Borrower”) and CANADIAN IMPERIAL BANK OF COMMERCE, as administrative agent, for and on behalf of the Banks party to the Credit Agreement (as defined below) (the “Administrative Agent”).

WHEREAS, the Borrower, the Banks, the Administrative Agent, and the other Agents party thereto are party to a second amended and restated credit agreement dated as of March 24, 2014 (as amended pursuant to an amendment dated as of June 30, 2014, a second amendment dated as of March 13, 2015, a third amendment dated as of March 23, 2016, a fourth amendment dated as of March 23, 2017, a fifth amendment dated as of March 13, 2018 and a sixth amendment dated as of March 12, 2019, collectively, the “Credit Agreement”);

WHEREAS, pursuant to Section 2.11 of the Credit Agreement, the Borrower may request that the Commitment Termination Date of a Class be extended by one year; and

WHEREAS the Borrower has requested, inter alia, that (i) each of the Tranche A Commitments and the Tranche B Commitments be increased by $200,000,000, (ii) each of the Class A Commitment Termination Date and the Class B Commitment Termination Date be extended, and (iii) the Undrawn Fees in respect of the Tranche A Commitments be reduced, and the Lenders have agreed to each such increase, extension and amendments.

NOW THEREFORE IT IS AGREED:

Section	1 Defined Terms.

Capitalized terms used in this Amendment and not otherwise defined have the meanings specified in the Credit Agreement.

Section	2 Amendments.

(1)	The cover page to the Credit Agreement is hereby deleted and replaced with the cover page at Schedule “A”.

(2)	Section 1.1 of the Credit Agreement is hereby amended as follows:

(a)	The definition of “Applicable Margin” is hereby deleted and replaced with the following:

“Applicable Margin” shall mean, for any day, for Drafts, Prime Rate Loans and Undrawn Fees of a Class, the applicable percentage per annum set forth below with respect thereto which corresponds to the Borrower’s Rating Level for such day:

Borrower’s Rating Level	Drafts		Prime Rate Loans		Undrawn Fees
	Tranche A	Tranche B	Tranche A	Tranche B	Tranche A	Tranche B
1	0.60%	0.60%	0.00%	0.00%	0.06%	0.12%
2	0.70%	0.70%	0.00%	0.00%	0.07%	0.14%
3	0.80%	0.80%	0.00%	0.00%	0.08%	0.16%
4	1.00%	1.00%	0.00%	0.00%	0.10%	0.20%
5	1.20%	1.20%	0.20%	0.20%	0.12%	0.24%

(b)	The definition of “Joint Bookrunners” is hereby amended by deleting “CIBC and RBC Capital Markets” and replacing it with “CIBC, RBC Capital Markets and BMO Capital Markets”;

(c)	The definition of “Tranche A Commitment Termination Date” is hereby amended by deleting “March 24, 2020” and replacing it with “March 25, 2021”; and

(d)	The definition of “Tranche B Commitment Termination Date” is hereby amended by deleting “March 24, 2024” and replacing it with “March 25, 2025”.

(3)	Exhibit “H” of the Credit Agreement is hereby deleted and replaced with the Exhibit “H” attached hereto.

(4)	Section 8.4 of the Credit Agreement is hereby amended by deleting each reference to “March 31, 2018” and replacing it with “March 31, 2019”.

Section	3 Representations and Warranties.

To induce the Administrative Agent to enter into this Amendment, the Borrower represents and warrants to the Administrative Agent and the Banks as follows, which representations and warranties shall survive the execution and delivery hereof:

(a)	The Borrower is duly organized and validly existing as a corporation under the laws of Canada;

(b)

The execution, delivery and performance of this Amendment has been duly authorized by the Borrower by all necessary corporation action. This Amendment has been duly executed and delivered by the Borrower and constitutes a legal, valid and binding obligation of the Borrower enforceable in accordance with its terms, except as enforceability may be subject to or limited by bankruptcy, insolvency, reorganization or other similar laws affecting the enforcement of creditors’ rights in general and by general principles of equity, regardless of whether such enforceability shall be considered in a proceeding in equity or at law;

(c)

The execution, delivery and performance of this Amendment by the Borrower and the fulfillment of the terms hereof do not conflict with, result in any breach of any of the terms and provisions of, or constitute (with or without notice or lapse of time) a default under, any indenture, agreement or other instrument to which the Borrower is a party or by which it is bound; nor result in or require the creation or imposition of any Lien upon any of its properties pursuant to the terms of any such indenture, agreement or other instrument; nor violate any law or, to the best of its knowledge, any order, rule or regulation applicable to the Borrower of any Governmental Authority having jurisdiction over the Borrower or its properties; which breach, default, conflict, Lien or violation would have a Material Adverse Effect; and

(d)

The Credit Agreement, as amended pursuant hereto, remains in full force and effect, unamended, and is enforceable against the Borrower in accordance with its terms, except as enforceability may be subject to or limited by bankruptcy, insolvency, reorganization or other similar laws affecting the enforcement of creditors’ rights in general and by general principles of equity, regardless of whether such enforceability shall be considered in a proceeding in equity or at law.

Section	4 Acknowledgement by New Banks.

Each of National Bank of Canada, The Bank of Nova Scotia and Sumitomo Mitsui Banking Corporation, Canada Branch (the “New Banks”) (i) confirms that it has received a copy of the Credit Agreement, together with such financial statements and such other documents and information as it has deemed appropriate to make its own credit analysis and decision to become a party to the Credit Agreement, (ii) agrees that it will, independently and without reliance upon the Administrative Agent or any other Bank and based on such documents and information as it shall deem appropriate at the time, continue to make its own appraisal of and investigation into the business, operations, property, prospects, financial and other conditions and creditworthiness of the Borrower and will make its own credit analysis, appraisals, and decisions in taking or not taking action under the Credit Agreement, (iii) appoints and authorizes the Administrative Agent to take such action as agent on its behalf and to exercise such powers under the Credit Agreement as are delegated to the Administrative Agent by the terms thereof, together with such powers as are incidental thereto, (iv) agrees that it will be bound by and perform in accordance with their terms all of the obligations which by the terms of the Credit Agreement are required to be performed by it as a Bank, and (v) specifies as its address for notices and Applicable Lending Offices, the offices set forth beneath its name on the signature pages hereof.

Section	5 Reference to and Effect on the Credit Agreement.

Upon this Amendment becoming effective, each reference in the Credit Agreement to “this Agreement” and each reference to the Credit Agreement in the other Credit Documents and any and all other agreements, documents and instruments delivered by any of the Banks, the Administrative Agent, the Credit Parties or any other Person shall mean and be a reference to the Credit Agreement as amended by this Amendment. Except as specifically amended by this Amendment, the Credit Agreement shall remain in full force and effect.

Section	6 Costs and Expenses.

The Borrower agrees to reimburse the Administrative Agent and the Banks for all reasonable fees, costs and expenses, including the reasonable fees, costs and expenses of counsel to the Administrative Agent, in connection with this Amendment and the other documents executed in connection herewith.

Section	7 Effectiveness.

This Amendment shall become effective upon the following conditions precedent being satisfied:

(a)	duly executed signature pages for this Amendment signed by the Borrower and the Administrative Agent shall have been delivered to the Administrative Agent;

(b)

the Administrative Agent shall have received an Officer’s Certificate in form and substance satisfactory to the Agent to the effect that since the date of the most recent audited financial statements furnished to the Banks pursuant to Section 9.1 of the Credit Agreement, there has occurred no material adverse change in the business, operations, business prospects or financial condition of the Borrower and its Subsidiaries, taken as a whole; as of the date of said certificate, no Default has occurred or is continuing or will result from extending each of the Commitment Termination Dates; and, as of the date of said certificate, the representations and warranties made by the Borrower in Section 8 of the Credit Agreement (excluding Section 8.4(b)) are true and correct with the same force and effect as if made on and as of such date (unless stated to relate solely to an earlier date, in which case such representations and warranties shall be true and correct in all respects as of such earlier date);

(c)

the Administrative Agent shall have received a written confirmation from HMC that, upon and after the increase in the Tranche A Commitments and Tranche B Commitments set forth on Exhibit “H” attached hereto, all Accommodations Outstanding and all interest under the Credit Agreement, as amended hereby, will constitute “Debt” as such term is used in the HMC Support Agreement, together with the certifications provided by the Borrower pursuant to Section 7.2(d) of the Credit Agreement; and

(d)

the Administrative Agent shall have received (x) for the benefit of each of the Banks (other than the New Banks), a commitment fee equal to the sum of (i) 0.02% of the Tranche A Commitments of each such Bank, (ii) 0.03% of each such Bank’s Tranche B Commitments as of the date before the date hereof (the “Existing Tranche B Commitments”), and (iii) 0.03% per annum on the amount by which the amount of each such Bank’s Tranche B Commitments as of the date hereof pursuant to this Amendment exceed the Existing Tranche B Commitments, and (y) for the benefit of each of the New Banks, such fees on behalf of the New Banks as mutually agreed in writing between the Borrower and the Administrative Agent on behalf of such New Banks.

Section	8 Governing Law.

This Amendment shall be governed by and construed in accordance with the laws of the Province of Ontario and the federal laws of Canada applicable therein.

Section	9 Counterparts.

This Amendment may be executed in any number of counterparts, all of which taken together shall constitute one and the same instrument and any of the parties hereto may execute this Amendment by signing any such counterpart. Delivery of an executed counterpart of a signature page to this Amendment by telecopier or electronic transmission shall be effective as delivery of a manually executed counterpart of this Amendment.

Section	10 Severability; Headings Descriptive.

In case any provision in or obligation under this Amendment shall be invalid, illegal or unenforceable in any jurisdiction, the validity, legality and enforceability of the remaining provisions or obligations, or of such provision or obligation in any other jurisdiction shall not in any way be affected or impaired thereby. The headings of the several Sections and subsections of this Amendment are inserted for convenience only and shall not in any way affect the meaning or construction of any provision of this Amendment.

IN WITNESS WHEREOF, the parties have caused this Amendment to be duly executed as of the day and year first above written.

HONDA CANADA FINANCE INC., as Borrower

By:	/s/ Tony Facciolo
Name: Tony Facciolo
Title: Vice President – Secretary & Risk Management Officer

By:	/s/ Kei Yamada
Name: Kei Yamada
Title: President

Honda Seventh Amending Agreement – Signature Page

CANADIAN IMPERIAL BANK OF COMMERCE, as Administrative Agent

By:	/s/ Viktoriya Gruzytska
Name: Viktoriya Gruzytska
Title: Executive Director

By:	/s/ Sushant Pathak
Name: Sushant Pathak
Title: Director

Honda Seventh Amending Agreement – Signature Page

CANADIAN IMPERIAL BANK OF COMMERCE, as a Bank

By:	/s/ Viktoriya Gruzytska
Name: Viktoriya Gruzytska
Title: Executive Director

By:	/s/ Sushant Pathak
Name: Sushant Pathak
Title: Director

Honda Seventh Amending Agreement – Signature Page

BANK OF MONTREAL, as a Bank

By:	/s/ Matthew Brink
Name: Matthew Brink
Title: Vice President

Honda Seventh Amending Agreement – Signature Page

ROYAL BANK OF CANADA, as a Bank

By:	/s/ Chris Cowan
Name: Chris Cowan
Title: Authorized Signatory

Honda Seventh Amending Agreement – Signature Page

THE TORONTO-DOMINION BANK, as a Bank

By:	/s/ Michael Borowiecki
Name: Michael Borowiecki
Title: Authorized Signatory

Honda Seventh Amending Agreement – Signature Page

MUFG BANK, LTD., CANADA BRANCH, as a Bank

By:	/s/ Masashi Karino
Name: Masashi Karino
Title: Managing Director & Head of Japanese Corporate Banking Division (Canada)

Honda Seventh Amending Agreement – Signature Page

MIZUHO BANK LTD., CANADA BRANCH, as a Bank

By:	/s/ Ryo Shimada
Name: Ryo Shimada
Title: Managing Director, Canada

Honda Seventh Amending Agreement – Signature Page

THE BANK OF NOVA SCOTIA, as a Bank
By:	/s/ David W. Brooks
Name: David W. Brooks Title: Managing Director

Honda Seventh Amending Agreement – Signature Page

NATIONAL BANK OF CANADA, as a Bank

By:	/s/ David Sellitto
Name: David Sellitto
Title: Director

Honda Seventh Amending Agreement – Signature Page

SUMITOMO MITSUI BANKING CORPORATION, CANADA BRANCH, as a Bank

By:	/s/ Taichi Maeda
Name: Taichi Maeda
Title: Executive Director

Honda Seventh Amending Agreement – Signature Page

Schedule “A”

HONDA CANADA FINANCE INC.

$2,000,000,000 SECOND AMENDED AND RESTATED CREDIT AGREEMENT

Dated as of March 24, 2014

CANADIAN IMPERIAL BANK OF COMMERCE,

as Administrative Agent

CANADIAN IMPERIAL BANK OF COMMERCE

RBC CAPITAL MARKETS

and

BMO CAPITAL MARKETS

as Joint Bookrunners

CANADIAN IMPERIAL BANK OF COMMERCE

BMO CAPITAL MARKETS

and

RBC CAPITAL MARKETS,

as Co-Lead Arrangers

THE TORONTO-DOMINION BANK

and

MUFG BANK, LTD., CANADA BRANCH

as Co-Arrangers

BANK OF MONTREAL

ROYAL BANK OF CANADA

THE TORONTO-DOMINION BANK

and

MUFG BANK, LTD., CANADA BRANCH,

as Co-Syndication Agents

MIZUHO BANK, LTD., CANADA BRANCH,

as Documentation Agent

and

THE FINANCIAL INSTITUTIONS LISTED

ON THE SIGNATURE PAGES,

as Banks

Exhibit “H”

COMMITMENTS

Bank	Tranche A Commitment	Tranche B Commitment
Canadian Imperial Bank of Commerce	$160,000,000	$160,000,000
Royal Bank of Canada	$160,000,000	$160,000,000
Bank of Montreal	$160,000,000	$160,000,000
MUFG Bank, Ltd., Canada Branch	$125,000,000	$125,000,000
The Toronto-Dominion Bank	$125,000,000	$125,000,000
Mizuho Bank, Ltd., Canada Branch	$85,000,000	$85,000,000
The Bank of Nova Scotia	$85,000,000	$85,000,000
National Bank of Canada	$50,000,000	$50,000,000
Sumitomo Mitsui Banking Corporation, Canada Branch	$50,000,000	$50,000,000